SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.__)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     1) Title of each class of securities to which transaction applies:

     _________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     _________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     __________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     __________________________________________________________________________

     5) Total fee paid:

     __________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     __________________________

     2) Form, Schedule or Registration Statement No.:

     __________________________

     3) Filing Party:

     __________________________

     4) Date Filed:

     __________________________

                   LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
                                 P.O. Box 1515
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Lexington Strategic Investments Fund, Inc. will host a Special Meeting of Shareholders on May 18, 1999, at 9:30 a.m., Eastern Time. The Special Meeting will be held at Lexington Strategic Investments Fund, Inc.'s offices, Park 80 West Plaza Two, Saddle Brook, New Jersey. At the meeting, we will ask shareholders to vote on:

     1. A proposal to reorganize the Lexington Strategic Investments Fund, Inc. into the Lexington Goldfund, Inc.

     2.   Any other business properly brought before the meeting.


                                      By Order of the Boards of Directors


                                      Lisa Curcio, Secretary
April 8, 1999



-------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!
        YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR BY PHONE (Toll-Free).
                JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR
                          ON YOUR ENCLOSED PROXY CARD.
-------------------------------------------------------------------------------

                    LEXINGTON STRATEGIC INVESTMENTS FUND INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1999

                       Lexington Strategic Goldfund, Inc.
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                             Dated April 8, 1999

                                 INTRODUCTION
                                 ------------
   This Combined Proxy Statement and Prospectus is being provided for a special meeting of shareholders of Lexington Strategic Investments Fund, Inc. to be held on May 19, 1999. We've divided the Combined Proxy Statement and Prospectus into seven parts:

Part 1--  An Overview
Part 2 -- Lexington  Strategic  Investments  Fund's  Proposals
Part 3 -- More on Proxy Voting and Shareholder Meetings
Part 4 -- Lexington Strategic  Investments Fund's Information
Part 5 -- Prospectus for Lexington  Goldfund, Inc.
Part 6 -- Form of Agreement and Plan of Reorganization and Liquidation
Part 7 -- Financial Information about Lexington Goldfund, Inc.

         Please read the entire proxy statement before voting. If you have any questions, please call us at (201) 845-7300 in the Northern New Jersey area or
(800) 526-0056.

         This Combined Proxy Statement and Prospectus was first mailed to shareholders the week of April 12, 1999.

        This Combined Proxy Statement and Prospectus contains information about Lexington Goldfund, Inc. that you should know. Please keep it for future reference. A Statement of Additional Information dated April 8, 1999 is incorporated by reference.

      Neither the Securities and Exchange Commission (the SEC) nor any state securities commission has approved or disapproved these securities, or determined that this Combined Proxy Statement and Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

          o    Shares of Lexington Goldfund, Inc. are not insured by the FDIC.
          o Shares of Lexington Goldfund, Inc. are not deposits of or guaranteed by any of its affiliates, or any other bank.
          o You can lose money by investing in Lexington Goldfund, Inc., because it is subject to investment risks.

         Lexington Goldfund, Inc. and Lexington Strategic Investments Fund, Inc. are required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a Web site that contains information about Lexington Goldfund, Inc. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048 and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                Table of Contents

Part 1 - An Overview..........................................................1

Part 2 - The Proposal.........................................................1


              Introduction....................................................1
              How the Reorganization Works....................................1
              Why We Want to Reorganize the Fund..............................3
              Considerations by the Boards of Directors.......................4


              How The Fund, Compares to Lexington Goldfund, Inc.
                  Comparison of Investment Objectives..........................4
                  Comparison of Investment Policies and Strategies.............5
                  Comparison of Potential Risks and Rewards....................5
                  Comparison of Operations.....................................6
                      Investment Advisory Agreement............................6
                      Administrator and Distributor............................6
                      Purchase, Redemption and Exchange Procedures ............6
                      How Fund Shares are Priced ..............................6
                  Dividends and Capital Gains Distributions....................7
                      Tax Issues ..............................................7
                      Distribution of the Fund's Shares .......................7
                      Directors................................................8
                  Comparison of Shareholder Rights.............................8
                  Capitalization of the Funds'.................................8
         Required Vote.........................................................8
         Board Recommendation..................................................8


Part 3 - More on Proxy Voting and Shareholder Meetings.........................8

Part 4 - Fund Information......................................................9

Part 5 - Prospectus for Shares of Lexington Goldfund, Inc.....................10

Part 6 - Forms of Agreement and Plan of Reorganization and Liquidation .......10

Part 7 - Financial Information about Lexington Goldfund, Inc. ................22

PART 1 - AN OVERVIEW

         The Board of Directors of the Lexington Strategic Investments Fund, Inc. (the "Fund") has sent you this Combined Proxy Statement and Prospectus to ask for your vote on a proposal to approve an Agreement and Plan of Reorganization and Liquidation relating to the Fund. This proposal will be presented at a shareholder meeting on May 18, 1999.


PART 2 - THE PROPOSAL

              TO APPROVE THE REORGANIZATION OF LEXINGTON STRATEGIC
                             INVESTMENTS FUND, INC.

Introduction

         The Board of Directors of the Fund has approved a proposal to reorganize the Fund into Lexington Goldfund, Inc.

          >>   The  primary  purpose of this  proposal  is to allow shareholders to invest in gold and gold-related Securities within a fund that

         Neither you nor the Fund will have any federal income tax liability solely as a result of the reorganization.

         To adopt the Agreement and Plan of Reorganization, we need shareholder approval.

         The next few pages of this Combined Proxy Statement and Prospectus discusses some of the details of the proposed reorganization and how it will affect the Fund.

How the Reorganization Works

         The Fund has entered into an "Agreement and Plan of Reorganization and Termination." If shareholders approve this proposal, the Fund would reorganize into Lexington Goldfund, Inc. The reorganization would work as follows:

          -> The Fund would transfer all its assets and liabilities to Lexington Goldfund, Inc., in exchange for shares of Lexington Goldfund, Inc.
          -> The Fund would distribute Lexington Goldfund, Inc. shares it receives to you. You would receive the same dollar value of Lexington Goldfund, Inc. shares as you owned of the Fund's shares.
          -> You will not have to pay any Federal income tax solely as a result of the reorganization.
          -> You would become a shareholder of Lexington Goldfund, Inc. The Fund would then cease operations.

A few words about this Combined Proxy Statement and Prospectus

         This Combined Proxy Statement and Prospectus is a proxy statement for a special meeting of shareholders of the Fund and a prospectus for shares of the Lexington Goldfund, Inc. that you will receive in the reorganization.

How the Fees of the Fund Compare to the Fees of Lexington Goldfund, Inc.

         Shareholder transaction expenses are shown below:




Shareholder Transaction Expenses                         Lexington Strategic        Lexington Goldfund, Inc.
                                                        Investments Fund, Inc.
Maximum Sales Charge Imposed on Purchases                        5.75%                        None
  (as a percentage of offering price)
Sales Charge Imposed on Reinvested Dividends                     None                         None
Deferred Sales Charge                                            None                         None
Redemption Fees                                                  None                         None
Exchange Fees                                                    None                         None



         The Fund, like all mutual funds, incurs certain expenses in its operations. The Fund pays these expenses from its assets and, as a shareholder of the Fund, you pay these expenses indirectly. Lexington Goldfund, Inc. also incurs expenses in its operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services and distribution services, and other activities. The following table compares the expenses paid by the Fund, as a percentage of average daily net assets, with the expenses that you will incur indirectly as a shareholder of Lexington Goldfund, Inc., after the reorganization.


                                          Lexington Strategic Investments        Lexington Goldfund, Inc.
Annual Fund Operating Expenses                   Fund, Inc.                      ------------------------
                                                 ----------
Management Fees                                    1.00%                               0.97%(1)
Distribution (Rule 12b-1) Fees                     None                                0.07%
Other Expenses                                     1.96%                               0.70%
Total Fund Operating Expenses                      2.96%                               1.74%

(1) The management fee is based upon the average daily net assets of the Fund at an annual rate of 1.00% of net asstes up to $50,000,000 and 0.75% of the net assets in excess of $50,000,000.

Example

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in Lexington Goldfund, Inc. and other mutual funds.

         The Example assumes that you invest $10,000 in the Fund and Lexington Goldfund, Inc. for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions, your costs would be:

- ------------------------------------------------------------------------------------------------------------
                                                    1 Year        3 Years       5 Years        10 Years
- ------------------------------------------------------------------------------------------------------------
Lexington Strategic Investments Fund, Inc.          $856.83     $1,437.84     $2,042.81       $3,666.56
Lexington Goldfund, Inc.                            $176.84       $547.99       $943.74       $2,051.67
- ------------------------------------------------------------------------------------------------------------


Information About the Reorganization

         This section describes some information you should know about the reorganization of the Fund.

The Agreement and Plan of Reorganization and Liquidation

         The Fund has entered into an Agreement and Plan of Reorganization and Liquidation with Lexington Goldfund, Inc. In this Combined Proxy Statement and

Prospectus, we refer to the Agreement and Plan of Reorganization and Liquidation as the "Plan of Reorganization."The transactions described in the Plan of Reorganization are referred to as the "reorganization."

         Description of transaction. The Plan of Reorganization provides that the Fund will transfer all of its assets to Lexington Goldfund, Inc., in exchange for shares of Lexington Goldfund, Inc. Lexington Goldfund, Inc. also will assume all of the Fund's liabilities. After this transaction, the Fund will give you shares of Lexington Goldfund, Inc. The total value of the shares you receive will be equal to the aggregate net asset value of the Fund shares you owned at the end of business on the day the transaction occurs. You will not pay a sales charge or any other fee as part of this transaction.

         Please see the Plan of Reorganization for a more detailed description of the reorganization. You can find a copy of a form of the Plan of Reorganization in Part 6 of this Combined Proxy Statement and Prospectus.

         The reorganization will be "tax-free." We expect the reorganization to be "tax-free." That is, the Fund will obtain an opinion of counsel saying, in effect, that neither you nor the Fund will have to pay any federal income taxes solely as a result of the reorganization. The Fund, however, may pay a dividend or distribute a taxable gain prior to the reorganization. You may be liable for taxes on those distributions.

         Conditions of the reorganization. Before the reorganization can occur, the Fund and Lexington Goldfund, Inc. must satisfy certain conditions. For example:

     > The Fund must receive an Opinion of Counsel stating, in effect, that neither you nor the Fund will pay any federal income taxes solely as a result of the reorganization.
     > The Fund and Lexington Goldfund, Inc. must receive an Opinion of Counsel certifying to certain matters concerning their legal existence.
     >    Shareholders of the Fund must approve the reorganization.


Why We Want to Reorganize the Fund

         Gold has generally been out of favor as an investment category for a number of years. In August 1998 it touched a 17-year low of approximately $275 an ounce. This was lower than prior lows of 1982, 1985 and 1993. While we believe the events that led to lower gold bullion prices may be behind us (i.e. central bank sales, record lending to gold producers, Far Eastern gold sales and concern over the European Central Bank) the length of the down trend has had a major impact on gold producers around the world. The impact has been the greatest on high cost gold mines such as those located in South Africa, the world's largest producer of gold. The Fund is concentrated in South Africa gold mining shares which tend to be most closely related to movements in the price of bullion. The effect of lower gold prices over a prolonged period of time has caused many of these mines to merge. This consolidation is taking place on a global basis. The result of the consolidation has been: (i) fewer gold mining companies to invest in, and (ii) pressure on the respective gold mining shares. The pressure on gold mining shares are the result of combinations that are creating excessive weightings for portfolio managers. These managers have a responsibility to maintain proper diversification, with shares being sold to reduce overweightings.

         In order to continue to provide shareholders with investment opportunities in gold and to provide company diversification in this gold investment environment, it is being proposed that the Fund merge into Lexington Goldfund, Inc. Lexington Goldfund, Inc., one of America's first gold oriented mutual funds, is diversified on a worldwide basis and includes a significant portfolio weighting in South Africa. It is managed by the same management team as the Fund and enjoys a significantly lower expense ratio with no sales charges.


Considerations by the Boards of Directors

         The Board of Directors of the Fund approved the proposed Plan of Reorganization on February 18, 1999. The Board of Directors concluded that the reorganization of the Fund

o        was in the best interests of the Fund's shareholders, and
o        would not result in any dilution of the value of your investment.


         In approving the Plan of Reorganization, the Board of Directors (including a majority of the Directors who are not "interested persons") considered that, among other things:

     o The policies of Lexington Goldfund, Inc. are similar to those of the Fund.
     o You will not pay a sales charge to become a shareholder of Lexington Goldfund, Inc.
     o Shareholders will not have to pay any federal income taxes solely as a result of the reorganization.
     o    Lexington Goldfund, Inc. has a lower expense ratio.

         Similarly, the Board of Directors of Lexington Goldfund, Inc. approved the Plan of Reorganization on February 18, 1999. Lexington Goldfund, Inc. Directors concluded that the reorganization of the Fund

     o was in the best interests of Lexington Goldfund, Inc. shareholders, and
     o    would not dilute the value of their investments.

How the Fund Compares to Lexington Goldfund, Inc.

         For complete information about the Fund, please refer to the Fund's prospectus. If you need a copy of the prospectus, you can call us at (201) 845-7300 or 1-800-526-0056 for a free copy. The information contained in the Fund's prospectus is incorporated by reference into this Combined Proxy Statement and Prospectus.

         For complete information about Lexington Goldfund, Inc., please refer to the prospectus included with this Combined Proxy Statement and Prospectus.

Comparison of Investment Objectives

         The following table compares the investment objectives of the Funds.

---------------------------------------------------------- ---------------------------------------------------
Lexington Strategic Investments Fund, Inc.                Lexington Goldfund, Inc.
---------------------------------------------------------- ---------------------------------------------------
The Fund's principal investment objective is capital      The Lexington Goldfund's investment objective is
appreciation.  Current income is a secondary objective.   to attain capital appreciation and such hedge
                                                          against loss of buying
                                                          power    as   may   be
                                                          obtained       through
                                                          investment in gold and
                                                          securities          of
                                                          companies  engaged  in
                                                          mining  or  processing
                                                          gold   throughout  the
                                                          world.
- --------------------------------------------------------- ---------------------------------------------------



                                       4


Comparison of Investment Policies and Strategies

         The following table compares the principal investment policies and strategies of the Fund.

- --------------------------------------------------------- ---------------------------------------------------
Lexington Srategic Investments Fund, Inc.                 Lexington Goldfund, Inc.
- --------------------------------------------------------- ---------------------------------------------------
The investment concentration of the Fund's assets is      Under normal conditions the Lexington Goldfund,
currently in the common stock of gold and other           Inc. will invest at least 65% of the value of its
precious metals mining companies.  The Fund may also      total assets in gold and the securities of
invest in bullion.  As the highest production of gold     companies engaged in mining or processing gold
and other precious metals is currently taking place in    ("gold-related securities").  Lexington Goldfund,
the Republic of South Africa, management anticipates      Inc. may also invest in other precious metals,
that a substantial portion of the Fund's portfolio will   including platinum, palladium and silver.  The
continue to consist of securities of issuers of that      Fund intends to invest less than half of the
area.                                                     value of its total assets in gold bullion and
                                                          other precious metals. Gold-related securities
                                                          would include securities of foreign issuers.

- --------------------------------------------------------- ---------------------------------------------------


Comparison of Potential Risks and Rewards

         Each of the Funds has its own risks and potential rewards. The bar charts and tables below compare the potential risks and rewards of investing in the Fund and Lexington Goldfund, Inc.

         Each bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year, for the last ten years or since the inception of the Fund. The table shows how each Fund's average annual returns for one year, five years and ten years (or since inception) compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. Keep in mind that past performance does not indicate future results.

                   Lexington Strategic Investments Fund, Inc.

- --------------------------------------------------------------------------------------
  300.00%
                        269.78%
- ------------ ---------- --------- ---------- ---------- --------- ---------- ---------
  250.00%
- ------------ ---------- --------- ---------- ---------- --------- ---------- ---------
  200.00%
             ---------- --------- ---------- ---------- --------- ---------- ---------
  150.00%
             ---------- --------- ---------- ---------- --------- ---------- ---------
  100.00%
                                                 %
             ---------- --------- ---------- ---------- --------- ---------- ---------
  50.00%
                 %         %       11.33%                  %          %         %
             ========== ========  ========= =========== ========  ========== =========
  -50.00%                                     -14.72%   -11.07%              -11.07%
              -64.02%                 %                            -45.67%
             ---------- --------- ---------- ---------- --------- ---------- ---------
  -100. %
             ---------- --------- ---------- ---------- --------- ---------- ---------
  -150.%
             ---------- --------- ---------- ---------- --------- ---------- ---------
               1992       1993      1994       1995       1996      1997       1998
- --------------------------------------------------------------------------------------




                            Lexington Goldfund, Inc.

- ----------------------------------------------------------------------------------------------------------------------
  100.00%
                                                         86.96%
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  80.00%
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  60.00%
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  40.00%
              23.62%                  %                    %                    %
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  20.00%
                           %                     %                                       7.84%        %         %
                        ========= ========== ========== ========= ========== ========= ========== ========== =========
  -20.00%                          -6.14%                          -7.28%     -1.89%                          -6.39%
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  -40.00%               -20.65%               -20.51%
                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
  -60.00%                                                                                          -42.98%

                        --------- ---------- ---------- --------- ---------- --------- ---------- ---------- ---------
               1989       1990      1991       1992       1993      1994       1995      1996       1997       1998
- ----------------------------------------------------------------------------------------------------------------------


                       Fund                             Highest Quarterly Return          Lowest Quarterly Return
Lexington Strategic Investments Fund, Inc.              72.93% 2nd Quarter 1993           (27.99%) 4th Quarter 1997
Lexington Goldfund, Inc.                                34.36% 2nd Quarter 1993           (29.07%) 4th Quarter 1997

         The Average Annual Total Returns for the Funds for the periods ended December 31, 1998, are as follows:


             Average Annual Total Returns
      (for the Periods ended December 31, 1998)            Past One Year        Past 5 Years         Past 10 Years
      -----------------------------------------            -------------        ------------         -------------
Lexington Strategic Investments Fund, Inc.                   (15.89%)             (17.39%)             (7.73%)*

Lexington Goldfund, Inc.                                      (6.39%)             (12.14%)              (3.28%)


*From date of inception, January 2, 1992.

Comparison of Operations

         Investment Advisory Agreement. Both the Fund and Lexington Goldfund, Inc. have the same Investment Advisor. The Investment Advisory Agreement for both Funds are substantially the same as to their material terms.


         Administrator and Distributor. Both the Fund and Lexington Goldfund, Inc. have the same Adminstrator and Distributor who provides services to both Funds under substantially similar provisions.


         Purchase, Redemption and Exchange Procedures. The purchase, redemption and exchange procedures for both the Fund and the Lexington Goldfund, Inc. are the same and have not changed. Please refer to either Fund's prospectus for more information.

         How Fund Shares Are Priced. How and when we calculate both Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

         Portfolio securities are valued using current market valuations; either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by Lexington Management Corporation and the Boards of Directors, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

         The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards of Directors. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Precious metals are valued using the mean between the closing bid and asked quotations for precious metals at the time of the close of the New York Stock Exchange, as supplied by Republic Bank of New York, or other broker-dealers or banks approved by the Fund.

         Because foreign securities markets may close before the funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Boards of Directors, determines that a particular event would materially affect a fund's net asset value.

         Dividends and Capital Gains Distributions. Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year. Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to your account.

         The Board of Directors has discretion in determining the amount and frequency of the distributions. You are not guaranteed any distributions.

         Tax Issues. The Fund and Lexington Goldfund, Inc. have each elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of its assets. Accordingly, Lexington Goldfund, Inc. generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If Lexington Goldfund, Inc. is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent they invest in "passive foreign investment companies."

         For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase fund shares) receive from Lexington Goldfund, Inc. are considered ordinary income. Distributions by Lexington Goldfund, Inc. of the excess of its net long-term capital gain over its net short-term capital loss are treated by shareholders as long-term capital gains regardless of the length of time the shareholder has owned his or her shares. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of Lexington Goldfund, Inc.


        Lexington Goldfund, Inc. will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Lexington Goldfund, Inc.

         Distribution of the Funds' Shares. Lexington Goldfund, Inc has adopted a plan under Rule 12b-1 for the sale and distribution of shares. Under the distribution plan, Lexington Goldfund, Inc may pay fees up to 0.25% of their average daily net assets for distribution services.

         Directors. The Boards of Directors of the Fund and Lexington Goldfund, Inc. are responsible for the direction and supervision of the Funds' operations.

Comparison of Shareholder Rights

         Your Shareholder Rights will remain the same with Lexington Goldfund, Inc.


Capitalization of the Funds

         The table below shows existing capitalization as of December 31, 1998, as well as pro forma capitalization as of that date, which reflects the impact of any corporate actions, including stock splits and accounting adjustments, required to facilitate the reorganization. For these reasons, the total pro forma combined Total Net Assets may differ from the combined net assets of the Funds prior to the reorganization.

                                                        Total Net Assets (000)           Shares Outstanding (000)
                                                        ----------------------           ------------------------
Lexington Strategic Investments Fund, Inc.                   $ 17,473,659                      $ 16,149,619
Lexington Goldfund, Inc.                                     $50,841,296                       $ 16,754,890
Pro Forma Combined                                           $68,314,955                       $ 22,521,774



Required Vote

         The Fund's organizational documents require a vote of a majority of the shareholders that are present, whether in person or by proxy, at a meeting to approve the Proposal so long as there is a quorum at the meeting. A quorum is present when one-third of the total votes entitled to be cast are represented in person or by proxy at the Special Meeting of Shareholders.

Board Recommendation

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.


         PART 3 - MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

General Information About Proxy Voting

         The Board of Directors of the Fund is soliciting your proxy to vote on the matters described in this Combined Proxy Statement and Prospectus. We expect to solicit proxies primarily by mail, but representatives of Lexington or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. The cost of the solicitation, the printing and mailing of proxy material and the cost of holding the meeting will be borne by both the Fund and Lexington Goldfund, Inc. based upon their own expenses in connection with this transaction. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.

         You may vote directly over the telephone by calling (800) 690-6903. You may also vote by Internet, www.proxyvote.com.

         Only shareholders of record of the Fund at the close of business on the record date, March 2, 1999, may vote at the special meeting. As of the record date, the Fund had 15,639,379 shares issued and outstanding, each share being entitled to one vote.


         As of March 2, 1999, the record date, the Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

         You may cast one vote for the proposal for each whole share that you own of the Fund. We count your fractional shares as fractional votes. If we receive your proxy before the special meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of the proposal. You may revoke your proxy at any time before the special meeting if you notify us in writing, or if you attend the special meeting in person and vote in person.

         If a broker or nominee returns a proxy indicating that it did not receive voting instructions from the beneficial owner, or if the beneficial owner marked an abstention, we will count those shares when we determine if a quorum is present, but those proxies, in effect, will count as a vote "against".

         If shareholders of the Fund do not approve the reorganization relating to the Fund, then the reorganization of the Fund will not proceed. If this occurs, the Fund will continue operating as an investment company and will not dissolve.

No Dissenter's Right of Appraisal

         Shareholder's of the Fund objecting to the reorganization have no appraisal rights under the Fund's Articles of Incorporation or under the laws of the State of Maryland. Shareholders have the right, however, to redeem the Fund's shares at net asset value until the Closing Date, and thereafter you may redeem shares of Lexington Goldfund, Inc. acquired by you in the reorganization at net asset value.

Quorum and Adjournments

         The Fund requires that a quorum at the special meeting be present, in person or by proxy, to conduct the special meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the meeting constitutes a quorum. A majority of all votes cast at a meeting where a quorum is present is needed to approve the proposal. If a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of the Fund present at the special meeting may adjourn the special meeting without further notice, until the Fund obtains a quorum. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

Other Business

         The Board of Directors of the Fund knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, they will be voted on by the named proxies using their best judgment unless specific restrictions to the contrary have been provided.

Future shareholder proposals

         The Fund is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to Lexington Funds, P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. We must receive your proposal in sufficient time before the next meeting of shareholders for it to be included. We do not guarantee that we will be able to include any proposal in a proxy statement.

PART 4 - FUND INFORMATION

     Lexington Goldfund, Inc. was originally organized as a Delaware corporation on December 3, 1975. Lexington Goldfund, Inc. was reorganized as a corporation under the laws of the State of Maryland on May 11, 1988.

         You should be aware of the  following  features of Lexington  Goldfund,
Inc.:

     o Shares participate equally in dividends and other distributions, including any distributions in the event of a liquidation.

     o    Each share is entitled to one vote for all purposes.

     o Maryland law does not require annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

     o Shareholders have available certain procedures for the removal of Directors.

     o Lexington Goldfund, Inc indemnifies Directors and officers to the fullest extent permitted under federal and Maryland law.

Financial Statements

         KPMG LLP, independent auditors of Lexington Goldfund, Inc, has audited the financial statements for the year ended December 31, 1998, included in the Statement of Additional Information for Lexington Goldfund, Inc.

PART 5 - PROSPECTUS FOR SHARES OF LEXINGTON GOLDFUND, INC.

         This prospectus can be found under separate cover provided with your proxy materials.

PART 6 - FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         THIS  AGREEMENT  AND  PLAN  OF  REORGANIZATION  AND  LIQUIDATION  (this
"Agreement") is made as of the 2nd day of March, 1999, by and among Lexington Strategic Investments Fund, Inc. ("Target"), a Maryland corporation, and Lexington Goldfund, Inc. ("Acquiring Fund"), a Maryland corporation.

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of Target be transferred to Acquiring Fund, in exchange for shares in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of Target, and that such Acquiring Fund Shares be distributed pro rata by Target to its shareholders of record in complete liquidation of Target immediately following the Closing, as defined in this Agreement, and in complete cancellation of all issued and outstanding shares of Target (the "Target Shares").

         In consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

1.  Reorganization of Target and Subsequent Liquidation

        1.1 Subject to the terms and conditions, and based on the representations and warranties contained in this Agreement, on the Closing Date, as described in paragraph 3.1, Target shall assign, deliver and otherwise transfer its assets as described in paragraph 1.2 (the "Target Assets") to Acquiring Fund, and Acquiring Fund shall, as consideration therefor, (i) deliver to Target such number of full and fractional Acquiring Fund Shares as results from dividing (a) the value of the Target Assets, net of Target's Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2, and (ii) assume all of Target's Liabilities.

        1.2 The Target Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by Target, and any deferred or prepaid expenses shown as an asset on Target's books on the Closing Date, as defined in paragraph 3.1.

        At least fifteen (15) days prior to the Closing Date, Target will provide Acquiring Fund with (i) a list of the Portfolio Assets and (ii) a list of Target's known Liabilities, and Acquiring Fund will provide Target with a copy of the investment objectives, policies and restrictions applicable to it. Target reserves the right to sell any of the securities or other assets shown on the list of Target's Assets prior to the Closing Date.

        1.3 Liabilities include all liabilities and obligations whether absolute or contingent, known or unknown, accrued or unaccrued.

        1.4 Upon Target's consummation of the transaction described in paragraph 1.1, Target will distribute the Acquiring Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record determined as of the close of business on the Valuation Date ("Participating Shareholders of Record"). The distribution will be made pro rata based upon the ratio that the percentage of the outstanding Target shares owned by each Participating Shareholder of Record on the Valuation Date bears to the total number of Acquiring Fund Shares received by Target from Acquiring Fund. Fractional shares will be carried to the third decimal place. In exchange for the Acquiring Fund Shares distributed, all Target Shares will be canceled simultaneously therewith on Target's books; any outstanding share certificates representing interests in Target thereafter will represent the right to receive such number of Acquiring Fund Shares after the Closing(s) as determined in accordance with paragraph 1.1.

        1.5 The transactions described in paragraphs 1.1 and 1.4 above as they relate to Target and Acquiring Fund are collectively referred to as the "Reorganization." It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury regulation sections 1.368-2(g) and 1.368-3(a).

        1.6 As soon as reasonably practicable after the Closing (as defined in paragraph 3.1) of the Reorganization, Target will take all necessary steps under and subject to its Charter and Maryland law to effect a liquidation of Target and to terminate the qualification, classification and registration of Target at all appropriate federal and state agencies. All reporting and other obligations of Target shall remain the exclusive responsibility of Target up to and including the date on which Target is liquidated and deregistered, subject to any reporting or other obligations described in paragraph 4.10.

2.  Valuation

        2.1 The value of the Target Assets shall be the value of such assets computed as of the close of business on the Closing Date (such time and date being referred to as the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then-current Prospectus and Statement of Additional Information.

        2.2 The net asset value of each Acquiring Fund Share shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then-current Prospectus and Statement of Additional Information.

        2.3 All computations of value contemplated by this Article 2 shall be made by Acquiring Fund's fund accountant. Acquiring Fund shall cause its fund accountant to deliver a copy of its valuation report to Target at the Closing.

3.  Closing and Closing Date

        3.1 The closing for the Reorganization (the "Closing") shall occur on May 21, 1999, or on such other date or dates as may be mutually agreed upon by the parties to the Reorganization (the "Closing Date"). The Closing shall be held at the offices of Target or at any other location mutually agreeable to the parties hereto. All transactions taking place at the Closing shall be deemed to take place simultaneously as of the close of business, generally 4:00 p.m. Eastern time on the Closing Date unless otherwise provided.

        3.2 The custodian of Acquiring Fund shall be given access to the portfolio securities held by Target for the purpose of examination no later than five (5) business days prior to the Valuation Date. Target's securities (together with any cash or other assets) shall be delivered by Target to such custodian for the account of Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Investment Company Act of 1940, as amended (the "1940 Act"), and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any such form as is reasonably directed by Acquiring Fund.

        3.3 Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Acquiring Fund or Target, accurate appraisal of the value of the net assets of Acquiring Fund or Target is impracticable, the Valuation Date for the Reorganization shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored and the Closing Date shall be postponed to the day after the Valuation Date as so postponed.

        3.4 If requested by Acquiring Fund and to the extent reasonably necessary to enable Acquiring Fund and its transfer agent and shareholder servicing agent to perform and provide all necessary and appropriate shareholder accounting, communications and related services, Target shall deliver at the
Closing: (a) a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of all Participating Shareholders of Record and the number and percentage ownership of outstanding Target Shares owned by each such shareholder, all as of the Valuation Date, and (b) such other documentation relating to such shareholders as is reasonably requested. Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or shall provide evidence satisfactory to Target that the Acquiring Fund Shares have been credited to Target's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

4.  Covenants with Respect to Acquiring Fund and Targets

        4.1 Target will call a special meeting of shareholders (the "Meeting") for the purposes of (i) considering the approval of the transaction contemplated by this Agreement by the shareholders of Target; and (ii) considering such other business as may properly come before such Meeting.

        4.2 Target covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganizations contemplated by this Agreement.

        4.3 Target will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the ownership of the Target Shares.

        4.4 Subject to the provisions hereof, each of Acquiring Fund and Target will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein, including the obtaining of any required regulatory approvals.

        4.5 Target shall furnish to Acquiring Fund within 15 days after the Closing Date, a final statement of Target's assets and liabilities as of the Closing Date, which statement shall be certified by Target as being determined in accordance with generally accepted accounting principles consistently applied or in accordance with another mutually agreed upon standard.

        4.6 Acquiring Fund has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares, which, without limitation, shall include a proxy statement of Target and the prospectus of Acquiring Fund relating to the transactions contemplated by this Agreement (the "Registration Statement"). Target has provided or will provide Acquiring Fund with such information and documents relating to Target as are requested by Acquiring Fund and as are reasonably necessary for the preparation of the Prospectus/Proxy Statement set forth in the Registration Statement, and information relating to the notice of meeting and form of proxy, other information needed for the Registration Statement and any other proxy solicitation materials to be used in connection with the Meeting (collectively, the "Proxy Materials"). Acquiring Fund will use all reasonable efforts to have the Registration Statement become effective under the 1933 Act as soon as practicable, and will take all actions, if any, required by law to qualify the Acquiring Fund Shares to be issued in the Reorganization under the laws of the states in which such qualification is required.

        4.7 Target shall: (a) as soon after the Closing Date as is reasonably practicable, prepare and file all federal and other tax returns and reports of Target as may be required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) submit for payment to Acquiring Fund the amount of any federal and other taxes, if any, shown as due thereon which were not paid on or before the Closing Date and shall reflect on the unaudited statement of assets and liabilities of Target referred to in paragraphs 1.3 and 4.5 all federal and other taxes, if any, that remain unpaid as of the Closing Date.

        4.8 Acquiring Fund agrees to use all reasonable efforts to maintain in effect the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary and as it may deem appropriate in order to continue to conduct its operations through the Closing Date and to consummate the Reorganization, as contemplated herein. Acquiring Fund agrees to use all reasonable efforts to operate substantially in accordance with its then current Prospectus and Statement of Additional Information, including qualifying as a regulated investment company under Subchapter M of the Code through the Closing Date and for at least one (1) year thereafter, although Acquiring Fund may merge or consolidate during such one-year period with an investment company with investment objectives, policies and restrictions and other characteristics comparable to those of Acquiring Fund.

        4.9 If Target consummates the Reorganization, then Target will file with the SEC as soon as reasonably practicable thereafter an application for deregistration under the 1940 Act and will seek to obtain an order declaring that Target has ceased to be an investment company under the 1940 Act, and will file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 filings, and also will take all other steps as are necessary and proper to effect the liquidation of Target in accordance with the laws of the State of Maryland and other applicable requirements. Any reporting or other responsibility of Target is and shall remain the responsibility of Target up to and including the date on which Target is liquidated and deregistered.

        4.10 If Target consummates the Reorganization, Acquiring Fund agrees to indemnify and hold harmless each Director of Target at the time of execution of this Agreement, whether or not such person is or becomes an Director of Acquiring Fund subsequent to the Closing Date of the Reorganization, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Director in connection with any claim that is asserted against such Director arising out of such person's service as a Director of Target, provided that such indemnification shall be limited to the full extent of the indemnification that is available to Directors of Acquiring Fund pursuant to the provisions of Acquiring Fund's Corporate Charter, By-Laws and applicable law.

        4.11 For the period beginning at the Closing Date of the Reorganization and ending not less than three years thereafter, Acquiring Fund shall provide for a liability policy covering the actions of the current Directors of Target for the period they served as such, which may be accomplished by causing such persons to be added as insured under the liability policy of Acquiring Fund.

5.  Representations and Warranties

        5.1 Acquiring Fund represents and warrants to Target, as follows:

                  (a) Acquiring Fund is a corporation validly existing under the laws of the State of Maryland, and is duly registered as an open-end, management investment company under the 1940 Act;

                  (b) Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, Acquiring Fund's Charter or By-Laws, each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which Acquiring Fund is a party or by which Acquiring Fund or its assets is bound;

                  (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Acquiring Fund, and assuming this Agreement is enforceable against Target, this Agreement is a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

                  (d) Except as disclosed in writing to and accepted by Target, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiring Fund or any of its properties or assets, and Acquiring Fund knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                  (e) All of Acquiring Fund's issued and outstanding shares representing interests in the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable by Acquiring Fund and no shareholder has any preemptive rights to purchase any such shares, and Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares (other than dividend reinvestment plans of Acquiring Fund or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of Acquiring Fund (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of the Acquiring Fund);

                  (f) The Acquiring Fund Shares to be issued and delivered by Acquiring Fund to Target pursuant to the terms hereof will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly authorized and validly issued, fully paid and non-assessable, and have been or will be duly registered under the 1933 Act and qualified for sale under the laws of such states where such qualification is required;

                  (g) All issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws;

                  (h) From the effective date of the Registration Statement through the time of the Meeting and the Closing Date, the Registration Statement (exclusive of those portions that are based upon written information regarding Target and furnished by Target which fully and fairly disclose such information)
                  (i) complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and the rules and regulations thereunder and
                  (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by Acquiring Fund to Target for use in the Proxy Materials does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                  (i) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of Acquiring Fund as of and for that Acquiring Fund's most recent fiscal year, certified by Acquiring Fund's fund accountant, and the unaudited Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets for Acquiring Fund's most current completed six month period within the fiscal year, if any (copies of which have been or will be furnished to Target, if available) fairly present, in all material respects, Acquiring Fund's financial condition as of such dates and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of Acquiring Fund (contingent or otherwise) known to Acquiring Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                  (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed in writing to and accepted by Acquiring Fund prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in Acquiring Fund's net asset value per share nor a decrease in Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                  (k) All federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date, if any, shall have been filed, and all federal and other taxes owed by Acquiring Fund shall have been paid so far as due, and to the best of Acquiring Fund's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

                  (l) For each full and partial taxable year from its inception through the Closing Date, Acquiring Fund has qualified as a regulated investment company under Subchapter M of the Code; and

                  (m) Acquiring Fund will provide to Target the Form N-1A registration statement concerning Acquiring Fund, which will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading.

        5.2 Target represents and warrants to Acquiring Fund as follows:

                  (a) Target is a corporation validly existing under the laws of the State of Maryland, and is duly registered as an open-end, management investment company under the 1940 Act;

                  (b) Target is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, Target's Charter or By-Laws, each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which Target is a party or by which it or its assets is bound;

                  (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Target, and assuming this Agreement is enforceable against Acquiring Fund, this Agreement is a valid and binding obligation of Target, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

                  (d) Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Target or any of its properties or assets, and Target knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and Target is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                  (e) All of Target's issued and outstanding shares representing interests in Target are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable and all such shares will, at the time of the Closing, be held by the Participating Shareholders of Record as set forth on the books and records of Target's transfer agent (and in the amounts set forth therein) and as set forth in any list of Participating Shareholders of Record provided to Acquiring Fund pursuant to paragraph 3.4, and no Participating Shareholders of Record will have any preemptive rights to purchase any of such shares and Target does not have outstanding any options, warrants or other rights to subscribe for or purchase any of their shares (other than dividend reinvestment plans of Target or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Target (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of Target);

                  (f) All of Target's issued and outstanding shares representing interests in Target have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws;

                  (g) From the effective date of the Registration Statement through the time of the Meeting and the Closing Date, Target's Proxy Materials (exclusive of any written information furnished by Acquiring Fund for use in the Proxy Materials which fully and fairly discloses such information) (i) comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and time, any written information furnished by Target to Acquiring Fund for use in the Registration Statement does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                  (h) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of Target as of and for Target's most recent fiscal year, certified by Target's fund accountant and the unaudited Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets for Target's most recently completed six month semi-annual fiscal period (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Target's financial condition as of such dates and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of Target (contingent or otherwise) known to Target that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                  (i) Since the date of the most recent audited financial statements, there has not been any material adverse change in Target's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed in writing to and accepted by Acquiring Fund prior to the Closing Date (for the purposes of this subparagraph (i), neither a decline in Target's net asset value per share nor a decrease in Target's size due to redemptions shall be deemed to constitute a material adverse change);

                  (j) All federal and other tax returns and reports of Target required by law to be filed on or before the Closing Date shall have been filed, and all federal and other taxes owed by Target shall have been paid so far as due, and to the best of Target's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

                  (k) For each full and partial taxable year from its inception through the Closing Date, except for the fiscal year ending June 30, 1998, Target has qualified as a regulated investment company under Subchapter M of the Code; and

                  (l) At the Closing Date, Target will have good and marketable title, through its custodian, to its Portfolio Assets and full right, power and authority to assign, deliver and otherwise transfer such Portfolio Assets hereunder, and upon delivery and payment for such Portfolio Assets as contemplated herein, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

6.  Conditions Precedent to Obligations of Target

        The obligations of Target to complete the Reorganization shall be subject, at Target's election (subject to the limitations of paragraph 13), to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the satisfaction of the following conditions with respect to Acquiring Fund:

        6.1 All representations and warranties of Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

        6.2 Acquiring Fund shall have delivered to Target at the Closing a certificate executed by one of its officers, dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as Target shall reasonably request.

        6.3 Target shall have received at the Closing an opinion of legal counsel to Acquiring Fund, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to Target, substantially to the effect that:

                  (i) Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and is duly registered as an open-end, management investment company under the 1940 Act; (ii) the execution, delivery and performance of this Agreement will not result in a violation of Acquiring Fund's Charter or By-Laws, each as amended to date; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Acquiring Fund, and this Agreement has been duly executed and delivered by Acquiring Fund and is a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered at a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought; and (iv) the Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will have been duly authorized as of the Closing Date and, when so issued and delivered, will be validly issued, fully paid and non-assessable (except as disclosed in Acquiring Fund's then current Prospectus and Statement of Additional Information).

        In rendering such opinion, legal counsel to Acquiring Fund may rely on an opinion of Maryland counsel (with respect to matters of Maryland law) and on certificates of officers or Directors of Acquiring Fund, in each case reasonably acceptable to Target.

        6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund nor any increase in the rate of permissible investment advisory or other fees or charges payable by Acquiring Fund or its shareholders to Acquiring Fund's investment adviser, distributor and/or administrator from those fees and charges described in the current Prospectus of Acquiring Fund delivered to Target, and there shall have been no change in any fee waiver or expense reimbursement undertakings described in the Proxy Materials.

        6.5 The Board of Directors of Acquiring Fund, including a majority of its Directors who are not "interested persons" of Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of Acquiring Fund and that the interest of shareholders of Acquiring Fund would not be diluted as a result of such transactions.

7.  Conditions Precedent to Obligations of Acquiring Fund

        The obligations of Acquiring Fund to complete the Reorganization shall be subject, at Acquiring Fund's election (subject to the limitations of paragraph 13), to the performance by Target, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the satisfaction of the following conditions with respect to Target:

        7.1 All representations and warranties of Target contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

        7.2 Target shall have delivered, in accordance with Article 1 hereof, to Acquiring Fund a Statement of Portfolio Assets and Stated Liabilities of Target, together, if required by Acquiring Fund, with a list of Target's securities and other assets showing the respective adjusted bases and holding periods thereof for federal income tax purposes, as of the Closing Date, certified by an appropriate officer of Target.

        7.3 Target shall have delivered to Acquiring Fund at the Closing a certificate executed by one of its officers, and dated as of the Closing Date, to the effect that the representations and warranties of Target made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as Acquiring Fund shall reasonably request.

        7.4 Acquiring Fund shall have received at the Closing an opinion of legal counsel to Target, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to Acquiring Fund, substantially to the effect that:

                  (i) Target is a corporation duly incorporated and validly existing under the laws of the State of Maryland and is duly registered as an open-end, management investment company under the 1940 Act; (ii) the execution, delivery and performance of this Agreement will not result in a violation of Target's Charter or By-laws, each as amended to date; and (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Target, and this Agreement has been duly authorized and delivered by Target and is a valid and binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered in a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought.

        In rendering such opinion, legal counsel to Target may rely on an opinion of Maryland counsel (with respect to matters of Maryland law) and on certificates of officers or Directors of Target, in each case reasonably acceptable to Acquiring Fund.

        7.5 On the Closing Date, the Target Assets shall include no assets that Acquiring Fund, by reason of Acquiring Fund's Charter or By-Laws, the 1940 Act requirements or otherwise, may not legally acquire.

        7.6 The Board of Directors of Target, including a majority of the Directors who are not "interested persons" of Target (as defined by the 1940
Act) shall have determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Target and that the interests of the shareholders in Target would not be diluted as a result of such transactions, and Target shall have delivered to Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

        7.7 Prior to the Valuation Date, Target shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable periods or years ending on or before the Closing (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of Target and Acquiring Fund

        The obligations herein of each of Target and Acquiring Fund to effect the Reorganization are each subject to the further conditions that on or before the Closing Date:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of Target, and insofar as such transactions are to be consummated and require the approval of the shareholders of Target voting together as a single class, the requisite vote of the shareholders of Target, all in accordance with the applicable provisions of Target's Charter and By-laws and the requirements of the 1940 Act, and evidence of such approval shall have been delivered to Acquiring Fund.

        8.2 No action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement as it relates to the Reorganization or any of the transactions related thereto.

        8.3 All consents of other parties and all other consents, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities, including
"no-action" positions of or exemptive orders from such federal and state authorities, and those of the Office of the Comptroller of the Currency ("OCC") and the Department of Labor with respect to the Employee Retirement Income Security Act of 1974 ("ERISA") or the Internal Revenue Service with respect to the Code), deemed necessary by Acquiring Fund or Target to permit consummation, in all material respects, of the Reorganization and transactions related thereto shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the reasonable opinion of the party asserting that the condition to Closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Target involved in the Reorganization.

        8.4 The Registration Statement and Acquiring Fund's registration statement on Form N- 1A covering the continuous offering of shares of Acquiring Fund shall have become and shall be effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of Target and Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 Acquiring Fund and Target each shall receive an opinion of legal counsel of Acquiring Fund, dated the Closing Date of the Reorganization, with respect to Target and Acquiring Fund, addressed to, and in form and substance satisfactory to, Acquiring Fund and Target, to the effect that the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code, and Target and Acquiring Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code. Each party agrees to make reasonable covenants and representations as to factual matters that are true and correct as of the Closing Date in connection with the rendering of such opinion.

9.  Expenses


         Acquiring Fund and Target confirm their understanding that each party will be responsible for its own expenses in connection with the Reorganization.

10.  Entire Agreement; Survival of Provisions of this Agreement

         10.1 This Agreement together with the documents contemplated herein constitute the entire agreement between the parties and supersede any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated herein. The covenants contained in this agreement shall not survive the consummation of such transactions, except as otherwise provided herein.

11.  Termination

         11.1 This Agreement may be terminated, and the Reorganization and any related transactions involving Target and Acquiring Fund contemplated hereby may be abandoned, at any time prior to the Closing:

                  (a by the mutual written consent of Acquiring Fund and Target;

                  (b) by either Acquiring Fund or Target by written notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement) upon a finding by the Board of Directors of the terminating party that in the judgment of such Board of Directors, proceeding with the Reorganization would be inadvisable; or

                  (c) by either Acquiring Fund or Target by written notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement) if: (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date; (ii) the other party materially breaches or shall have materially breached any of its representations, warranties or covenants contained herein; or (iii) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 Termination of this Agreement pursuant to paragraph 11.1(a) shall terminate all obligations of the parties hereto with respect to Target and Acquiring Fund affected by such termination and there shall be no liability for damages on the part of Acquiring Fund, Target, or any of their directors, officers or employees, or any other party or its directors, officers or employees.

12.  Amendments and Waivers

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of
Acquiring Fund and Target; provided, however, that following the approval of this Agreement by the shareholders of Target, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Participating Shareholders of Record, or otherwise materially and adversely affecting Target, without further approval by shareholders of Target in accordance with paragraph 8.1 hereof. The parties may not waive the opinion described in paragraph 8.5, and no waiver may materially and adversely affect the rights of the shareholders of any Target without the approval by the shareholders of Target in accordance with paragraph 8.1 hereof.

13.  Notices

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid certified mail or overnight express courier, addressed as follows:

             a.       if to Target:


                       Name and Address

                       Attention:  Name


                       with a copy to:



                       Name and Address

                       Attention: Name


                       and an additional copy to:


                       Kramer Levin Naftalis & Frankel LLP
                       919 Third Avenue
                       New York, NY  10022

                       Attention:  Elliot S. Cohan, Esq.


              b.       if to Acquiring Fund:


                       Name and Address

                       Attention:  Name

                       with a copy to:



                       Name and Address

                       Attention: Name


                       and an additional copy to:


                       Kramer Levin Naftalis & Frankel LLP
                       919 Third Avenue
                       New York, NY  10022

                       Attention:  Elliot S. Cohan, Esq.


or to such other person or address as Acquiring Fund or Target, respectively, shall furnish to the other in writing.

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1 The headings of Articles contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs or subparagraphs shall be construed as referring to the Articles, paragraphs and subparagraphs hereof, respectively, except as is otherwise expressly provided. Whenever the terms hereto, hereunder, herein or hereof are used in the Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual paragraph, subparagraph or sentence.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


         14.3 This Agreement shall be governed by and construed in accordance with the law of the State of New York, without reference to the conflict of laws provisions or principles of its laws.


         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of Acquiring Fund and Target hereunder shall not be binding upon any of the directors, nominees, officers, agents or employees of
Acquiring Fund or Target, personally, but shall bind only the assets and property of Acquiring Fund as provided in its Charter and Target as provided in its Charter.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                     Lexington Strategic Investments Fund, Inc.

ATTEST:                              By:_____________________________
                                             Name:
By:                                                   Title:
Name:
Title:

                                     Lexington Goldfund, Inc.

                                     By: ________________________________
                                     Name:
                                     Title:

ATTEST:

By:____________________
Name:
Title:

PART 7 - FINANCIAL INFORMATION ABOUT LEXINGTON GOLDFUND, INC.

      The Annual Report of Lexington Goldfund, Inc. for the period ended December 31, 1998, is included with the Combined Proxy Statement and Prospectus for shareholders of the Fund.

[DESCRIPTION]FORM OF PROXY CARD

                                                                               LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

                                                                                SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                                                                                         TO BE HELD ON MAY 18, 1999
LEXINGTON STRATEGIC INVESTMENTS FUND, INC
P.O. BOX 1515                                                          THIS  PROXY  IS  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
PARK 80 WEST, PLAZA TWO                                                LEXINGTON  STRATEGIC  INVESTMENTS  FUND, INC. (the "Fund"),
SADDLE BROOK, NEW JERSEY 07663                                         for use at a Special  Meeting of Shareholders to be held at the offices of the Fund, P.O. Box 1515, Park 80 West, Plaza
                                                                       Two, Saddle Brook, New Jersey 07663, on MAY 18, 1999,
                                                                       at 9:30 a.m., eastern time.  The undersigned hereby appoints
                                                                       Richard J. Lavery and Enrique Faust and each of them with
                                                                       full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all
                                                                       adjournments thereof, all shares of beneficial interest of
                                                                       Fund that are held of record by the undersigned on the record date for the Special Meeting upon the matter enumerated
                                                                       below.

                                                                       IF THIS RROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED
                                                                       AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON
                                                                       THE MATTERS PRESENTED.  THE BOARD OF DIRECTORS RECOMMENDS
                                                                       THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                       Please sign exactly as your name appears on this card.  When account is joint tenants, all should sign.  When signing as executor, administrator, trustee, or guardian, please give title.  If a corporation or partnership, sign entity's name and by authorized person.


IMPORTANT  NOTICE:  Please  take a moment  now to vote your
shares.  [You may vote  directly  over the phone by calling
800-690-6903.  Representatives  are available from 9:00 a.m.
to 5:00 p.m.  eastern  time.  You may also vote by internet,
www.proxyvote.com  or  return it in the  enclosed  postage
paid   envelope. Your  vote  is  important.  Thank  you
for your prompt action.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]                 KEEP THIS PORTION FOR YOUR RECORDS
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
- --------------------------------------------------------------------------------------------------------------------------
LEXINGTON STRATEGIC INVESTMENTS FUND, INC.







Vote On Proposals                                        For      Against    Abstain

1.       To   approve   the    Reorganization    of      [ ]        [ ]        [ ]
     Lexington Strategic  Investments Fund, Inc. as
     is more fully  described  in the  accompanying
     Combined Prospectus/Proxy Statement.

2.    In their  discretion,  the Proxies are
      authorized to vote upon such other
      business as may properly come before the meeting.

- ------------------------------------ -------------        ------------------------------------ -------------
|                                   |             |       |                                   |             |
|                                   |             |       |                                   |             |
- ------------------------------------ -------------        ------------------------------------ -------------
Signature [PLEASE SIGN WITHIN BOX]    Date                 Signature (Joint Owners)             Date
- --------------------------------------------------------------------------------------------------------------------------



